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                                                                   EXHIBIT 10.1


                              RMI TITANIUM COMPANY
                             VOTING TRUST AGREEMENT


             THIS RMI TITANIUM COMPANY VOTING TRUST AGREEMENT ("Agreement"), made and entered into as of the 4th day of August, 1994, by and among USX CORPORATION, a Delaware corporation ("USX"), RMI TITANIUM COMPANY, an Ohio corporation ("RMI") and MELLON BANK, N.A., as Trustee (the "Trustee").

                              W I T N E S S E T H

             WHEREAS, RMI is authorized to issue 30 million shares of its common stock ("Common Stock") and five million shares of its preferred stock ("Preferred Stock") and, except as otherwise required by law or the Articles of Incorporation of RMI, the holders of the Common Stock and the holders of the Preferred Stock vote together as a single class for the election of directors and on all other matters to be submitted to the shareholders of RMI (the Common Stock and the Preferred Stock are, collectively, the "Voting Stock");

             WHEREAS, RMI amended its Articles of Incorporation, effective March 31, 1994, to change each share of Common Stock outstanding immediately prior to the effective date of such amendment into one-tenth (1/10) of a share of Common Stock;

             WHEREAS, RMI has issued and there is outstanding, as of the date hereof, 15,250,342 shares of Common Stock and no shares of Preferred Stock;

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             WHEREAS, as of the date hereof, USX owns beneficially and of record 8,250,000 shares of Common Stock, constituting approximately fifty-four percent (54%) of all issued and outstanding Common Stock;

             WHEREAS, USX intends, by entering into this Trust Agreement, to subject to the voting trust created hereby sufficient shares of Voting Stock owned beneficially by it at any time during the term hereof, so that the sum of the number of shares of Voting Stock beneficially owned at such time (a) by USX and not then held by the Trustee in the voting trust hereby created ("USX Non-Trust Stock") (the number of shares so held by the Trustee at any time shall be deemed to include any shares which, as of such time, USX is then obligated to transfer, assign and deliver to and deposit with the Trustee pursuant to Section 2.2(a) hereof, even though such shares shall not then have been so transferred, assigned and delivered, and the USX Non-Trust Stock at such time shall be deemed not to include any such shares), and (b) by any Affiliate (as hereafter defined) of USX ("Affiliate Stock"), does not exceed forty-nine percent (49%) of the total shares of Voting Stock outstanding at such time and is at least one share less than the number of shares of Voting Stock owned beneficially at such time by holders other than USX and its Affiliates (the "Public Stock").

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             NOW, THEREFORE, in consideration of the mutual agreements, and subject to all the conditions herein contained, and intending to be legally bound, the parties hereto agree as follows:

         1. APPOINTMENT OF TRUSTEE. Mellon Bank, N.A. is hereby appointed as Trustee for the purposes and with the powers set forth herein, and accepts such appointment and agrees to act as Trustee hereunder in accordance with the terms hereof.

         2.  ASSIGNMENT OF COMMON STOCK TO TRUSTEE.
             2.1 INITIAL COMMON STOCK. USX hereby transfers, assigns and delivers to and deposits with the Trustee 1,319,175 shares of Common Stock (the "Initial Common Stock") represented by Certificate No. RMI-11254, which certificate has been duly endorsed by USX for transfer to the Trustee, receipt of which Certificate the Trustee hereby acknowledges.

             2.2      ADDITIONAL RMI VOTING STOCK.
                      (a)    If at any time during the term of this
Agreement, (i) the sum of the number of shares of Voting Stock beneficially owned at such time (x) by USX, including both the Trust Stock and the USX Non-Trust Stock, and (y) by all of USX's Affiliates, increases above the sum of the number of such shares so owned as of the date hereof by USX and all of

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USX's Affiliates, for whatever reason, including, but not limited to any purchases made, the exercise of any options, rights or warrants, or the conversion of any convertible securities, or (ii) the aggregate number of shares of Voting Stock which are outstanding decreases below the aggregate number of such shares outstanding as of the date hereof, then in each such event USX agrees to promptly transfer, assign and deliver to and deposit with the Trustee such number of additional shares of Voting Stock, if any, as is necessary to reduce the sum of the number of shares of (x) USX Non-Trust Stock, and (y) Affiliate Stock to not more than forty-nine percent (49%) of all shares of Voting Stock then outstanding, and at least one share less than the total number of shares of Public Stock.

                     (b)    In addition, USX may, but shall not be
obligated to, transfer, assign and deliver to and deposit with the Trustee, from time to time, such number of additional shares of Common Stock, or Preferred Stock, or both, as USX may elect to subject to this Agreement (all such shares of additional Common and Preferred Stock, whether transferred, assigned and delivered to and deposited pursuant to Section 2.2(a) or (b), are referred to as the "Additional Voting Stock", and the Initial Common Stock and the Additional Voting Stock is collectively referred to as the "Trust Stock"). (The sum of the number of shares of both the Trust Stock and the

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USX Non-Trust Stock should, at any time, equal the total number of shares of Voting Stock owned beneficially by USX at such time.)

          2.3 If at any time during the term of this Agreement, (i) the sum of the number of shares of Voting Stock beneficially owned at such time (x) by USX, including both the Trust Stock and the USX Non-Trust Stock, and (y) by all of USX's Affiliates, decreases below the sum of the number of such shares so owned as of the date hereof by USX and all of USX's Affiliates, for whatever reason, including, but not limited to any sales made, or (ii) the aggregate number of shares of Voting Stock which are outstanding increases above the aggregate number of such shares outstanding as of the date hereof, then in each such event the Trustee shall, upon receipt of written directions from USX, deliver to USX a certificate or certificates, duly endorsed for transfer to USX, for such number of shares of Trust Stock, if any, as is necessary to increase the sum of the number of shares of (x) USX Non-Trust Stock, and (y) Affiliate Stock to not more than forty-nine percent (49%) of the total shares of Voting Stock outstanding at such time, and at least one share less than the total number of shares of Public Stock. USX shall specify in its written directions the number of shares the Trustee shall so deliver to USX. In the event there are, at any time the Trustee is obligated to so deliver a certificate

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to USX for any Trust Stock, two or more classes or series of Voting Stock included in the Trust Stock, USX may designate which class or series of Voting Stock shares of which are to be so delivered to it by the Trustee.

             2.4 USX agrees to execute and deliver to the Trustee, from time to time, such additional assignments or other instruments of transfer as may be necessary in the reasonable opinion of the Trustee, RMI or RMI's transfer agent to confirm and make effective any transfer, assignment, delivery and deposit of Trust Stock to the Trustee pursuant to this Agreement. The Trustee agrees to accept each such transfer, assignment, delivery and deposit, and to hold all Trust Stock in accordance with and subject to this Agreement.

             2.5 All certificates for Trust Stock transferred, assigned, delivered to and deposited with the Trustee pursuant to this Agreement shall be promptly surrendered by the Trustee to RMI and canceled and new certificates therefor shall be issued to the Trustee or its nominee or agent, showing the Trustee or its nominee or agent as owner of record thereof in its capacity as Trustee under this Agreement, and the stock transfer books and records of RMI shall reflect such ownership.

             2.6 TRUST CERTIFICATES NOT TO BE ISSUED. The Trustee shall not issue any trust certificates in connection with this Trust.

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         3.  CONCERNING THE TRUSTEE.
             3.1 POWER OF TRUSTEE TO VOTE TRUST STOCK. During the term of this Agreement, the Trustee agrees it shall take the following actions, and shall vote the Trust Stock, in the manner, and only in the manner, herein provided.

                     (a)     At every meeting of the holders of Common
Stock, or Preferred Stock, or both, of which the Trustee, its nominee or agent has notice, the Trustee shall cause all of the shares of the Common Stock, or Preferred Stock, or both, as the case may be, included in the Trust Stock, to be present for purposes of determining the presence of a quorum at such meeting.

                     (b) Whenever any vote of the holders of Common Stock, or Preferred Stock, or both, is conducted at such a meeting, the Trustee shall:

                             (i)      not vote any of the Trust Stock,
with respect to any election of directors;

                             (ii)     cause the Trust Stock to be voted at
such meeting "for," "against" or to abstain from voting with respect to each matter on which such vote is so conducted, other than an election of directors, in the same proportion as all shares of Common Stock, or Preferred Stock, or both, as the case may be, other than the Trust Stock, are validly voted

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"for," "against" or abstain from voting, as the case may be, with respect to such matter.

                      (c)   Whenever any consent in writing of the
holders of Common Stock, or Preferred Stock, or both, is sought with respect to any action, the Trustee shall consent thereto with respect to such number of shares of the Trust Stock as equals the proportion of all shares of Common Stock, or Preferred Stock, or both, as the case may be, other than the Trust Stock, as validly consents to such action.

                     (d) RMI agrees it shall permit the Trustee to submit, in connection with any meeting of the holders of Common Stock, or Preferred Stock, or both, or any written consent to any action of such holders, a proxy or consent, signed by or on behalf of the Trustee, and on which the following appears:

              "The shares of Common Stock, or Preferred Stock, or both, represented by this proxy [or written consent, as the case may be] shall be deemed to be present, for purposes of determining a quorum, and shall be deemed to be voted "for," "against" and to abstain from voting with respect to each matter to be voted on at such meeting other than the election of directors [or to consent with respect to such action, as the case may be], to the extent provided in the RMI Voting Trust Agreement, dated as of August 4, 1994."

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RMI agrees it shall recognize any such proxy or written consent as effective and treat all of the shares of Trust Stock as present at any such meeting for purposes of determining a quorum and treat the Trust Stock as having been voted with respect to each matter to be voted on at such meeting, and to have consented to such action, in the manner and to the extent provided for in Sections 3.1(a), (b) and (c).

                      (e) Except as set forth in Sections 3.1(a), (b) and (c) above, the Trustee shall not possess or be entitled to exercise any right or power with respect to the Trust Stock, and, in illustration and not in limitation of the foregoing, shall have no right or power to cause such Trust Stock to be represented at any meetings other than meetings of the holders of Common Stock or Preferred Stock, or both, in their capacity as holders of Common Stock, or Preferred Stock, or both; to vote such Trust Stock; to consent in writing with respect to such Trust Stock; or otherwise, but shall instead, with respect to all matters relating to the Trust Stock other than those matters to which Sections 3.1(a), (b) and (c) apply, act solely as it may be directed to act from time to time by USX in writing with respect to the Trust Stock. In illustration, but not in limitation, of the foregoing, USX may from time to time direct the Trustee to sell shares of Trust Stock, as provided in
Section 3.2 below; to tender shares of

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Trust Stock in connection with any tender, exchange or other offer and to distribute the consideration received for such shares in any such tender, exchange or other offer directly to USX free of this Trust (unless such consideration is shares of stock of RMI having ordinary power to vote for the election of directors, in which case such shares shall be retained by the Trustee and deemed to be Trust Stock to the extent provided in Section 2.2(a) above); to register a dissent from corporate action and take all steps necessary or desirable to perfect any dissenters' rights with respect to shares of Trust Stock; and to exercise, or sell, for USX's benefit and as USX shall direct, any options, rights or warrants issued to the holders of the Common Stock, or Preferred Stock, or both, provided that USX shall make available to the Trustee any exercise or subscription price to be paid in connection with the exercise thereof and, provided further, that any shares of Common Stock, or Preferred Stock, or both received in connection with the exercise thereof shall be deemed to be Trust Stock to the extent provided in Section 2.2(a) above.

                      (f) In causing the Trust Stock to be present at any meeting of the holders of Common Stock, or Preferred Stock, or both, for purposes of determining a quorum, and in causing the Trust Stock to be voted with respect to any matter to be voted on at such a meeting, or in consenting to the taking of any action to be taken by the holders of the Common

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Stock, or Preferred Stock, or both, the Trustee shall have no discretion, and shall act solely in accordance with this Agreement. In all other matters, the Trustee shall act in accordance with directions provided by USX in accordance with Section 3.1(e).

                     3.2 SALE OF TRUST STOCK. The Trustee shall, promptly upon written notice from USX that USX has sold, assigned or transferred some or all of the Trust Stock, deliver to USX or to USX's order a certificate or certificates for such shares, endorsed for transfer in such manner as USX shall direct; provided, however, that the Trustee shall have no duty to so deliver any certificate unless (a) such sale, assignment or transfer by USX is a BONA FIDE sale, assignment or transfer to a person other than an Affiliate of USX,
(b) USX is not in default of any of its obligations under this Trust Agreement, and (c) USX shall deliver to the Trustee either a certificate signed on behalf of USX by a duly authorized officer or an opinion of counsel, in each case satisfactory to the Trustee, certifying as to (a) and (b), above. For purposes of this Agreement, an "Affiliate" of USX, as of any time, shall mean any person that, as of that time, directly, or indirectly, through one or more intermediaries, controls or is controlled by, or is under common control with, USX, and the term "control" means the possession, direct or indirect, of the power to direct or cause the direction of the

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management and policies of a person, whether through ownership of voting securities, by contract or otherwise; provided, however, that for purposes of calculating as of any time the number of shares of Voting Stock owned by Affiliates of USX or the number of shares of Public Stock, shares of such stock needed by RMI in its treasury shall not be included. For purposes of calculating the number of shares of the Initial Common Stock, as provided in
Section 2.1 above, the shares of Common Stock owned by each of the following individuals have been aggregated with those owned by USX: Neil A. Armstrong, Robert M. Hernandez, Charles C. Gedeon and Louis A. Valli. Such treatment of shares owned by such individuals is solely for the purposes of calculating the number of shares of the Initial Common Stock and does not constitute an admission by USX or RMI that any such individual is an "Affiliate" for purposes of this Agreement or otherwise. Any consideration received or to be received by USX in connection with any such sale, assignment or transfer shall not be subject to this Trust Agreement and if received by the Trustee shall promptly be distributed to USX in accordance with Section 3.1(e). In the event of any sale by USX of any Trust Stock which satisfies the conditions set forth in this
Section 3.2, the Trust Stock so sold shall thereafter not be subject to this Trust in any respect and shall cease to be Trust Stock.

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             3.3      TRUSTEE TO RECEIVE AND DISTRIBUTE DIVIDENDS.  The
Trustee shall receive all dividends paid upon the Trust Stock in any manner other than in Common Stock or Preferred Stock, including, but not limited to, cash, and promptly pay such dividends to USX. Any and all shares of the Common Stock or Preferred Stock received by the Trustee as a dividend or distribution on, or upon any split-up or subdivision of, any of the Trust Stock, shall be held by the Trustee as Trust Stock to the extent provided in Section 2.2(a) above.

             3.4 ADVICE OF COUNSEL. The Trustee shall be entitled, in connection with this Trust Agreement, to the advice of legal counsel and may employ counsel who, in the discretion of the Trustee, may be counsel for RMI, USX or the Trustee individually; and the Trustee may act in relation to this Agreement upon the opinion or advice of any such legal counsel, whether retained or selected by it, by RMI, USX or otherwise. The Trustee shall not be responsible for any loss resulting from any action or nonaction taken by it in good faith in accordance with any such opinion or advice.

             3.5 COSTS AND EXPENSES. The Trustee shall be entitled to incur and pay such reasonable costs, expenses and other charges, including, but not limited to, reasonable attorneys' fees and expenses, of every kind and nature whatsoever as it may deem necessary or appropriate in connection with this Trust Agreement, including, without

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limiting the generality of the foregoing, costs, expenses and other charges incurred in connection with administering the voting trust created hereby and in enforcing or defending the validity of this Agreement or any part hereof. All of such costs, expenses and other charges shall be borne and paid by USX.

                     3.6 LIABILITY OF TRUSTEE. The Trustee shall not be liable for any action taken or not taken by it in connection herewith in the absence of its own gross negligence or willful misconduct; provided, however, that in no event shall the Trustee be liable for any action taken or not taken by it with the reasonable belief that USX has directed the Trustee to so act or not act. The Trustee shall not be responsible for, or have any duty to ascertain, inquire into or verify (i) any statement, warranty or representation made in any officer's certificate or opinion of counsel provided to the Trustee by USX hereunder, or otherwise reasonably believed by the Trustee to have been made by either RMI or USX in connection with this Agreement; (ii) the performance or observance of any of the covenants or agreements of either RMI or USX hereunder; or (iii) the satisfaction of any condition specified herein. The Trustee shall not incur any liability by acting in reliance upon any notice, consent, certificate, statement, or other writing (which may be a wire, telex or

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similar writing) reasonably believed by it to be genuine or to be signed by the proper party or parties.

             3.7 INDEMNIFICATION. USX shall indemnify the Trustee against any cost or expense (including counsel fees and disbursements), reasonably incurred by it in connection herewith and any claim, demand, action, loss or liability (collectively, "Expense") that the Trustee may suffer or incur in connection with this Agreement or any action taken or omitted by the Trustee hereunder, except to the extent such Expense results from the gross negligence or willful misconduct of the Trustee.

             3.8 SUCCESSOR TRUSTEE. The Trustee may resign at any time by giving notice thereof to RMI and USX; provided, that no such resignation shall be effective until a successor trustee shall have been appointed and agreed to act as Trustee. Upon any such resignation, RMI shall have the right to appoint a successor Trustee, subject to the approval of USX, which shall not be unreasonably withheld. If no successor Trustee shall have been so appointed by RMI and approved by USX, and shall have accepted such appointment, within ninety (90) days after the retiring Trustee's giving of notice of resignation, then the retiring Trustee may appoint a successor, also subject to the reasonable approval of USX. The Trustee hereunder shall at all times be a corporation organized and doing business under the laws of the United

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States or of any State or Territory thereof or of the District of
Columbia, which (a) is authorized under such laws to exercise corporate trust powers, (b) is subject to examination or supervision by Federal, State, Territorial or District of Columbia authority, and (c) shall have at all times a combined capital and surplus of not less than ten million dollars ($10,000,000). In case at any time the Trustee shall cease to be eligible in accordance with this Section 3.8, the Trustee shall resign immediately in the manner and with the effect specified in this Section 3.8.

             3.9 COMPENSATION OF THE TRUSTEE. USX covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to, reasonable compensation, and, except as otherwise expressly provided, USX will pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Agreement (including the reasonable compensation, expenses and disbursements of its counsel and all persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its gross negligence or intentional misconduct.

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         4.0  MISCELLANEOUS.
              4.1      TERMINATION AND IRREVOCABILITY OF TRUST.  This
Agreement and the voting trust hereby created shall terminate on August 4, 2004, and shall be, and are hereby expressly declared to be irrevocable, except that this Agreement and the voting trust hereby created may be terminated at any time (i) by USX, by written notice to the Trustee and RMI in the event (a) the sum of the number of shares of Voting Stock beneficially owned at such time
(x) by USX, including both the Trust Stock and the USX Non-Trust Stock, and (y) by all Affiliates of USX, is not more than forty-nine percent (49%) of all shares of Voting Stock then outstanding, or (b) the total number of shares of Voting Stock beneficially owned by USX, including both the Trust Stock and the USX Non-Trust Stock, is eighty percent (80%) or more of all shares of Voting Stock then outstanding, or (c) any person shall acquire beneficial ownership of more than seventy-five percent (75%) of the Public Stock, and (ii) by the Trustee in its sole and absolute discretion, by written notice to USX and RMI in the event it determines the purpose for which this Agreement has been entered, and such voting trust has been created, is no longer applicable and that the continuation of the same serves no substantial purpose.



              4.2 EFFECT OF TERMINATION. Upon the termination of this Agreement and the voting trust created hereby, in any

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manner provided for herein, the Trustee shall deliver the Trust Stock to USX, duly endorsed for transfer to USX or to USX's order. When the Trustee shall have so distributed all the Trust Stock and paid or distributed to all persons entitled thereto any money or other property then held by the Trustee in its capacity as Trustee hereunder, whether or not a part of the trust, the Trustee shall be discharged of all further obligations hereunder.

             4.3 AMENDMENT OF AGREEMENT. This Agreement may be amended at any time by USX for one or more of the following purposes:

                      (a)    to evidence the succession of another
corporation to USX, or successive successions, and the assumption by the successor corporation of the covenants, agreements and obligations of USX pursuant to this Agreement;

                      (b)    to add to the covenants of USX such
further covenants, restrictions, conditions or provisions as USX may desire;

                      (c)    to cure any ambiguity or to correct or
supplement any provision contained herein which may be defective or inconsistent with any other provision contained herein; or to make such other provisions in regard to matters or questions arising under this Agreement; and

                      (d) to evidence the appointment and acceptance of appointment of a successor trustee and to add to

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or change any of the provisions of this Agreement as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one trustee; provided that no such amendment pursuant to this Section 4.3(a), (b), (c) or (d) shall be inconsistent with the purpose of this Agreement.

             4.4 EFFECT OF PARTIAL INVALIDITY. If any one or more provisions of this Agreement should be or become contrary to law, then such provisions only shall be null and void and shall be deemed separable from the remaining provisions hereof, and its or their invalidity shall not in any way affect the validity of this Agreement as a whole or of any other provision or portion thereof; provided however, that the Agreement as thereby modified continues to be consistent with the original purpose hereof. In the event the Agreement as so modified is not consistent with such purpose, the Agreement shall be deemed rescinded or terminated at such time and in such manner or upon such grounds, as the Trustee, acting pursuant to Section 4.1 hereof, or a court of competent jurisdiction, may deem equitable. The Trust agrees that if any of the provisions of Section 3.1 or 3.2 are declared contrary to law it shall be deemed to be inconsistent with the original purpose hereof and the Trustee shall, acting pursuant to Section 4.1, immediately terminate this Agreement, unless USX shall otherwise direct.

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

             4.5 AGREEMENT MAY BE EXECUTED IN COUNTERPARTS. This Agreement may be signed in any number of counterparts with the same force and effect as though all of the parties hereto had signed but one instrument.

             4.6 PERSONS BOUND. This Agreement shall inure to the benefit of and bind, as the case may require, the parties hereto and their respective heirs, executors, administrators, successors and assigns.

             4.7 ENTIRE AGREEMENT. This Agreement, in conjunction with those additional references made herein, is intended to embody the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes any and all negotiations, prior discussions, or prior agreements and understandings.


            4.8 PARAGRAPH HEADINGS. The headings of the several paragraphs of this Agreement are inserted solely for convenience of reference, and are not a part of and are not intended to govern or aid in the construction of any of the terms or provisions thereof.

            4.9 APPLICABLE LAW AND VENUE. This Agreement is to be governed by and construed in accordance with the laws of the State of Ohio. Any suit brought hereon shall be brought in the state or federal courts sitting in the County of Trumbull, Ohio, or the Northern District of Ohio, as the case may be, and the parties hereby waive any claim or defense that

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

such forum is not convenient or proper. Each party agrees that any such court shall have in personam jurisdiction over it and consents to service of process on it in any manner authorized by Ohio law.


            4.10      ADDITIONAL COVENANTS OF RMI.  RMI agrees to give
USX and the Trustee prompt written notice of any change in the number of shares of each of the Common Stock and the Preferred Stock which are (a) issued and outstanding, (b) owned by RMI, or (c) owned of record or, to the best of RMI's knowledge, beneficially by any Affiliate of USX.

         EXECUTED as of the date set forth above.


                                     RMI TITANIUM COMPANY

                                          s/ T. G. RUPERT
                                     By___________________________
                                          T. G. Rupert
                                          Senior Vice President &
                                          Chief Financial Officer


                                     USX CORPORATION

                                          s/ L. B. JONES
                                     By___________________________
                                          L. B. Jones
                                          Vice President &
                                          Comptroller


                                     MELLON BANK, N.A.

                                         s/ BRUCE J. KARHU
                                     By___________________________
                                         Assistant Vice President




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